UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The St. Joe Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 30, 2015.

THE ST. JOE COMPANY	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	May 4, 2015
	Date: June 30, 2015	Time: 10:00 a.m., CDT
Location: WaterColor Inn
34 Goldenrod Circle
Santa Rosa Beach, FL 32459

You are receiving this communication because you hold shares in the company named above.

THE ST. JOE COMPANY 133 SOUTH WATERSOUND PARKWAY WATERSOUND, FL 32413 ATTN: KENNETH M. BORICK	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT    ANNUAL REPORT

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

  *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 15, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote “FOR” the following director nominees:	The Board of Directors recommends you vote “FOR” the following proposal:

1. Election of Directors	2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2015 fiscal year.

Nominees for a one-year term of office expiring at the 2016 Annual Meeting or when his or her successor is elected and qualified:

1a.  Cesar L. Alvarez

1b.  Bruce R. Berkowitz

1c.  Howard S. Frank

1d.  Jeffrey C. Keil

1e.  Stanley Martin

1f.  Thomas P. Murphy, Jr.

1g.  Vito S. Portera

The Board of Directors recommends you vote “FOR” the following proposal:

3.     Approval, on an advisory basis, of the compensation of our named executive officers.

The Board of Directors recommends you vote “FOR” the following proposal:

4.     Approval of The St. Joe Company 2015 Performance and Equity Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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